Income Taxes	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 11. Income Taxes

Prior to January 28, 2014 the Company’s wholly owned subsidiary, CÜR Media, LLC was a limited liability company, accordingly no provision for income taxes has been made in the accompanying financial statement for the period from January 1, 2013 until January 28, 2014 as taxable income or losses are reportable on the tax returns of the members of the Company.

Prior to the Contribution, CÜR Media, Inc., formerly Duane Street, Inc., filed corporate income tax returns.

Income tax provision (benefit) for the year ended December 31, 2014 is summarized below:

2014

Net operating loss carryforwards - Federal	$1,465,106
Net operating loss carryforwards - State	412,744
Stock-based compensation	254,502
Other temporary differences	19,258
Totals	2,151,610
Less valuation allowance	(2,151,610)
Deferred tax assets	$-

As of December 31, 2014 the Company had potentially utilizable Federal and state net operating loss tax carryforwards of approximately $6,101,510. The net operating loss tax carryforwards will start to expire in 2033.

The utilization of the Company’s net operating losses may be subject to limitation due to the “change of ownership provisions” under Section 382 of the Internal Revenue Code and similar state provisions. Such limitation may result in the expiration of the net operating loss carryforwards before their utilization.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences as of December 31, 2014 are as follows:

2014
Statutory Federal tax rate	34.0%
State income tax rate (net of Federal)	4.4%
Other permanent differences	(3.8)%
Effect of valuation allowance	(34.6)%
Effective tax rate	0.0%

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. In accordance with ASC 740, at December 31, 2014 the Company determined that a valuation allowance should be recognized against deferred tax assets because, based on the weight of available evidence, it is more likely than not (i.e. greater than 50% probability) that some portion or all of the deferred tax asset may not be realized in the future. The Company recognized a reserve of 100% of the amounts of the deferred tax assets in the amount of $2,151,610.

Management believes that the Company does not have any tax positions that will result in a material impact on the Company’s financial statements because of the adoption of ASC740. However, management’s conclusion may be subject to adjustment at a later date based on ongoing analyses of tax laws, regulations and related Interpretations. The Company will report any tax-related interest and penalties related to uncertain tax positions as a component of income tax expense.

There are open statues of limitations for taxing authorities in federal and state jurisdictions to audit the Company’s tax returns from 2011 through the current period. There have been no income tax related interest or penalties assessed or recorded.